                                                                   EXHIBIT 3.133

         [ILLEGIBLE] CORRECT STATE OF SOUTH CAROLINA
         [ILLEGIBLE]

                               SECRETARY OF STATE
                              ARTICLES [ILLEGIBLE]

                       To The Articles of Incorporation of

                             AMERCO MARKETING CO. OF
                              SOUTH CAROLINA, INC.

                         (File This Form in Duplicate)

         Pursuant to Authority of Section 9.6 the South Carolina Business Corporation Act of 1962, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation: (12--19.6 Supplement Code 1962)


1.       The name of the Corporation is AMERCO MARKETING CO. OF SOUTH. CAROLINA,
         INC.

2.       The Registered Office of the Corporation is 409 E. North Street
                                                     --------------------
                                                        (Street and No.)

        in the City of Greenville , County of Greenville and the State of South Carolina and the name of the Registered Agent at such address is C T Corporation System.

(Complete item 3 or 4 whichever is relevant)

3. a. The following Amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on February 21, 1973

                               (Text of Amendment)

                                    ARTICLE I

      "The name of the corporation is U-HAUL CO. OF SOUTH CAROLINA, INC."

b. At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 500. The total of such shares entitled to vote, and the vote of such shares was:

Total Number of
Shares Entitled                       Number of Share Voted
    to vote                            FOR        Against
     500                               500         -0-

                                   [ILLEGIBLE]

                     Number OF SHARES                 Number OF SHARES VOTED
 Class               Entitled to Vote                  For        Against
 -----               ----------------                  ---        -------

Common                    500                          500          -0-

4 a. Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator (s) on -------------.

                               (Text of Amendment)

         N/A

         b. The number of withdrawals of subscribers, if such be the case is N/A.

         c. The number of Incorporators are N/A. and the number voting for the Amendment was N/A and the number voting against the Amendment was N/A.

5. The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "no change")

              No Change

                                    [ILLEGIBLE]

Date FEBRUARY 28, 1973              AMERCO MARKETING CO. OF SOUTH CAROLINA, INC.
                                    --------------------------------------------
                                               (NAME OF CORPORATION)

                                               /s/ Robert L. Edwards
                                               ---------------------------------
                                                   Robert L. Edwards



Note:    Any person signing this form,                  President
         shall either opposite or beneath      ---------------------------------
         his signature, clearly and legibly
         state his name and the capacity       /s/ Mark Wherry
         in which he signs. Must be signed     ---------------------------------
         in accordance with Section (1.4)          Mark Wherry
         Act of 1062 (12-11.4). Supplement
         Code 1962.                                   Secretary
                                               ---------------------------------

STATE OF   SOUTH CAROLINA            )
                                     ) SS.
COUNTY OF LEXINGTON                  )

   The undersigned ROBERT L. EDWARDS and MARK WHERRY do hereby certify that they are the duly elected and acting PRESIDENT and SECRETARY respectively, of AMERCO MARKETING CO. OF SOUTH CAROLINA, INC, and are authorized to execute this document; that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

         Dated at WEST COLUMBIA, S.C., this 28th day of February, 1973.

                                               /s/ Robert L. Edwards
                                               ---------------------------------
                                                   Robert L. Edwards

                                               /s/ Mark Wherry
                                               ---------------------------------
                                                   Mark Wherry
               SCHEDULE OF FEES
(Payable at time of filing application with Secretary of State)

Filing Fee      $ 5.00
Taxes            40.00
                ------
Total Fee       $45.00

Note: If The Amendment effects an
      increase in capital stock, in
      lieu of the above, the filing
      fees will be as follows:

Fee for filing application               $    5.00
In addition  to the above, $40 for
each $1,000.00 of the total increase
in the aggregate value of authorized
shares,
but in no case less than                     40.00
nor more than                             1.000.00

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of NORTH CAROLINA.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is: AMERCO MARKETING CO. OF SOUTH CAROLINA

         3. The name the corporation shall adopt by amending its Articles of Incorporation is: U-HAUL CO. OF SOUTH CAROLINA

         In Witness Whereof, this corporation has caused this consent to be executed this 2nd day of March, 1973.

                                    U-HAUL CO., a (an)NORTH CAROLINA Corporation

                                    By: [ILLEGIBLE]
                                        ----------------------------------------
                                                Assistant Secretary

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

         Before me, a Notary Public, personally appeared ARTHUR G. SEIFERT, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the sane for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 2nd day of March, 1973.

(SEAL)                                         (ILLEGIBLE
                                    --------------------------------------------
                                     Notary Public State of Arizona

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                              ARTICLES OF AMENDMENT

                       To The Articles of Incorporation of

                          U-HAUL CO. OF SOUTH CAROLINA               [ILLEGIBLE]
                               Secretary of State

                             (File This Form in Duplicate)

         Pursuant to Authority of Section 9.6 the South Carolina Business Corporation Act of 1962, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation: (12--19.6 Supplement Code 1962)

1.       The name of the Corporation is U-Haul Co. of South Carolina Inc.

2. The Registered Office of the Corporation is 409 East North Street (ILLEGIBLE) in the City Of (ILLEGIBLE)., County of
         (ILLEGIBLE) and the State of South Carolina and the name of the Registered Agent at such address is C. T. Corporation System

 (Complete item 3 or 4 whichever is relevant)

3. a. The following Amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on August 12, 1970.

                               (Text of Amendment)

                                    ARTICLE 1

         The name of the corporation shall he AMERCO (ILLEGIBLE) CO. OF SOUTH CAROLINA, INC.

                                                        (ILLEGIBLE)

         b. At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 500. The total of such shares entitled to vote, and the vote of such shares was:

Total Number of
Shares Entitled                       Number of Shares Voted
   to vote                             For        Against
   -------                             ---        -------
     500                               500

c. At the date of adoption of the Amendment, the number of outstanding shares of each class (ILLEGIBLE). titled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable insert "note")

                    Number of Shares          Number of Shares Voted
Class               Entitled to Vote           For         Against
-----               ----------------           ---         -------
           N/A

4. a. Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the Incorporator (s) on N/A

                               (Text of Amendment)

         b. The number of withdrawals of subscribers, if such be the case is N/A.

         c. The number of Incorporators are N/A and the number voting for the Amendment was N/A and the number voting against the Amendment was N/A.

5. The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation or issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "no change")

               No Change

6. The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is as follows: (if not applicable, insert "no change")

               No Change

Date November 9th 1970                        U-HAUL CO. OF SOUTH CAROLINA, INC.
                                              ----------------------------------
                                                    (NAME OF CORPORATION)

                                              by: /s/ Philip R. Ramponi
                                                  ------------------------------
                                                  Philip R. Ramponi, President

Note: Any person signing this form,
      shall either opposite or beneath
      his signature, clearly and legibly      by: /s/ Douglas W. Seaman
      state his name and the capacity in          ------------------------------
      which he signs. Must be signed in           Douglas W. Seaman, Secretary
      accordance with Section (1.4) Act
      of [ILLEGIBLE] (12.11.4). Supplement
      Code 1902.

STATE OF SOUTH CAROLINA   )
                          ) SS.
COUNTY OF RICHLAND        )

         The undersigned .Philip R. Ramponi and Douglas W. Seaman do hereby certify that they are the duly elected and acting President and Secretary respectively, of U-HAUL CO. OF SOUTH CAROLINA, INC. and are authorized to execute this document: that each of the undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the name are true to the best of his information and belief.

         Dated at .Columbia, S.C., this 9th day of November, 1970

                                              /s/ Philip R. Ramponi
                                              ----------------------------------
                                              Philip R. Ramponi

                                              /s/ Douglas W. Seaman
                                              ----------------------------------
                                              Douglas W. Seaman

           SCHEDULE OF FEES
(Payable at time of filing application with Secretary of State)

Filing Fee      $ 5.00
Taxes            40.00
                ------
Total Fee       $45.00

Note: If The Amendment effects an increase in capital stock, in lieu of the above, the filing fees will be as follows:

Fee for filing application              $    5.00
In addition to the above, $.40 for
each $1,000.00 of the total increase
in the aggregate value of authorized
shares, but [ILLEGIBLE]                     10.00

nor more than                            1,000.00

                            ARTICLES OF INCORPORATION

                                       of

                       U-HAUL CO. OF SOUTH CAROLINA, INC.

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of South Carolina.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF SOUTH CAROLINA, INC.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of South Carolina upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of South Carolina.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are Five Thousand (5,000) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Fifty Thousand ($50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

Page 1 of 2 pages

                                   ARTICLE VI

         The address of its registered office shall be c/o C. T. Corporation System, 409 East North Street, Greenville, South Carolina 29602, and the name of the resident agent at said address is C. T. Corporation System.

                                  ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

         Phillip R. Ramponi      225 Stirlington Road
                                 Columbia, South Carolina 29210

         Samuel J. Benford       225 Stirlington Road
                                 Columbia, South Carolina 29210

         Douglas W. Sedman       225 Stirlington Road
                                 Columbia, South Carolina 29210

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

         David L. Helsten        2727 North Central Avenue
                                 Phoenix, Arizona 85004

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of February, 1970.

                                               /s/ David L. Helsten
                                               ---------------------------------
                                               David L. Helsten

STATE OF ARIZONA    )
                    ) ss:
COUNTY OF MARICOPA  )

         On this 27th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 27th day of February, 1970.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. Delamater
                                          Notary Public for the State of Arizona
                                          Residing at Tempe, Arizona
                                          My Commission expires August 13, 1972

         (NOTARIAL SEAL)

                             CERTIFICATE OF ATTORNEY

         I, Jean H. Toal, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 4 of the South Carolina Business Corporation Act of 1962, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.

March 2, 1970                             /s/ Jean H. Toal
                                          --------------------------------------
                                          Jean H. Toal
                                          409 East North Street
                                          Greenville, S. C. 29602